SUBORDINATION AGREEMENT
                             -----------------------


     SUBORDINATION AGREEMENT, (the "Agreement") dated as of June 20, 2000, among COMPUTER SCIENCES CORPORATION, a Nevada corporation, the "Subordinated Lender"),
                                                          -------------------
BANK OF AMERICA, N.A., as Agent (the "Agent"), for the Banks party to the Credit Agreements referred to below (the "Senior Lenders") and POLICY MANAGEMENT
                                        ---------------
SYSTEMS  CORPORATION,  a  South  Carolina  corporation  (the  "Company").
                                                               -------


                              STATEMENT OF PURPOSE

     WHEREAS, the Company is a party to the Credit Agreements (as hereinafter defined) by and among the Agent, the Guarantors party thereto and the Senior Lenders party thereto, pursuant to which the Company has incurred Senior Debt (as hereinafter defined);

     WHEREAS, the Company is, or will be, indebted to the Subordinated Lender pursuant to the terms of the Notes (as such terms are hereinafter defined); and

     WHEREAS, the parties hereto desire to provide for the subordination, as herein provided, of the payment of Subordinated Debt (as hereinafter defined) to the payment of Senior Debt;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Agent and the Senior Lenders to permit the issuance of the Notes and to continue to provide the Senior Debt and other extensions of credit under the Credit Agreements, it is agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION  1.1     DEFINITIONS.  As  used  herein,  the following terms shall
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have  the  meanings  specified  below:

     "Collateral"  shall  mean  the "Collateral", as such term is defined in the
      ----------
Credit  Agreements.

     "Collection  Action"  shall  mean  (a)  to  collect,  make  demand  for  or
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accelerate  the  Subordinated Debt or (b) to initiate or participate with others in any Insolvency Event or any other suit, action or proceeding against the Company to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Notes or applicable law with respect to the Subordinated Debt.

     "Company"  shall  mean  Policy  Management  Systems  Corporation,  a  South
      -------
Carolina corporation, and any successor or assign thereof, including, without limitation, any debtor-in-possession, liquidator or receiver.

     "Credit  Agreements"  shall  mean  a collective reference to (i) the Credit
      ------------------
Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 1, 1999, a Second Amendment to Credit Agreement dated as of February 10, 2000, a Third Amendment to Credit Agreement dated as of March 30, 2000 and a Fourth Amendment to Credit Agreement dated as of April 24, 2000 by and among the Company, the Guarantors party thereto, the Agent and the Senior Lenders party thereto and (ii) the Term Loan Agreement dated as of November 5, 1999, as amended by a First Amendment to Term Loan Agreement dated as of February 10, 2000, a Second Amendment to Term Loan Agreement dated as of March 30, 2000 and a Third Amendment to Term Loan Agreement dated as of April 24, 2000 by and among the Company, the Guarantors party thereto, the Agent and the Senior Lenders party thereto, each as the same may be amended, modified, renewed or extended from time to time.

     "Event  of  Default"  shall  mean  an  "Event  of Default", as such term is
      ------------------
defined  in  the  Credit  Agreements.

     "Insolvency  Event"  shall  have  the  meaning  set forth in Section 2.2(a)
      -----------------
hereof.

     "Notes"  shall  mean,  collectively,  (i)  the Subordinated Promissory Note
      -----
dated June 20, 2000 in the aggregate principal amount of up to $19,000,000 executed by the Company in favor of the Subordinated Lender, (ii) the Subordinated Promissory Note dated June [__], 2000 in the aggregate principal amount of up to $5,000,000 executed by the Company in favor of the Subordinated Lender and (iii) the Subordinated Promissory Notes dated June [__], 2000 in the aggregate principal amount of up to $30,000,000 executed by the Company in favor of the Subordinated Lender.

     "Senior  Debt"  shall mean all obligations of the Company arising under the
      ------------
Credit Agreements and the Senior Notes, whether for principal, interest (including interest accruing after the occurrence of an Insolvency Event whether or not the same is allowed as a claim), prepayment premium, fees, expenses or otherwise and any extensions, renewals or refinancings thereof. To the extent any payment of Senior Debt (by or on behalf of the Company, as proceeds of security or enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

     "Senior  Lenders"  shall  have  the  meaning  in  the  recitals  hereto.
      ---------------

     "Senior  Notes" shall mean each of the "Note" or "Notes", as such terms are
      -------------
defined  in  each  of  the  Credit  Agreements.

     "Subordinated  Debt"  shall  mean  all obligations of the Company under the
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Notes  whether  for  principal,  interest (including interest accruing after the occurrence of an Insolvency Event, whether or not the same is allowed as a claim) prepayment premium, fees, expenses or otherwise. To the extent any payment of Subordinated Debt (by or on behalf of the Company as proceeds of security or enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by or paid over to, such trustee, receiver or other similar party, the Subordinated Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

     "Subordinated  Lender"  shall  have  the  meaning set forth in the recitals
      --------------------
hereto.


                                   ARTICLE II
                                  SUBORDINATION

     SECTION  2.1     SUBORDINATION.
                      -------------

          (a)     General.  The  Subordinated  Lender  agrees and covenants that
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the  Subordinated Debt is and shall be subordinate in right and order of payment to the payment in full of the Senior Debt and the cancellation of the Commitments (as defined in the Credit Agreements) of the Senior Lenders on the terms and conditions set forth herein.

          (b)     Permitted  Payments.  The  Subordinated  Lender  shall  not be
                  -------------------
entitled to receive payments of interest or principal on the Notes until the Senior Debt is paid in full and the Commitments (as defined in the Credit Agreements) of the Senior Lenders are cancelled; provided, however, that,
                                                        --------  -------
following the termination of the merger agreement between the Company and the Subordinated Lender as referred to in the Notes, the Subordinated Lender may receive payment in full of the Notes from the Company out of the proceeds of replacement notes which (i) refinance the Notes in full; (ii) are subordinated to the Senior Debt pursuant to a subordination agreement substantively similar to this Agreement; and (iii) are in the same aggregate amount as the Notes.

     SECTION  2.2     PRIORITY  AND  PAYMENT  OF  PROCEEDS  IN  CERTAIN  EVENTS.
                      ---------------------------------------------------------

          (a)     Insolvency or Dissolution of the Company.  Upon any payment or
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distribution  of  all  or  any of the assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution, winding up, liquidation, reorganization, arrangement, protection, relief or composition of the Company or its debts, whether voluntary or involuntary, total or partial, or in bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company (any such events or proceedings being an "Insolvency
                                                                      ----------
Event"),  all  Senior  Debt  shall first be paid in full before the Subordinated
-----
Lender  shall  be  entitled  to  receive  any  payment  of  the

Subordinated Debt. Upon the occurrence of any Insolvency Event, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than securities, including, without limitation, equity securities, the payment of which (i) is subordinate, to the extent provided in this Article II with respect to the Subordinated Debt, to the payment of all Senior Debt of the Company at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of all such Senior Debt at the time outstanding and (ii) is not payable prior to payment in full of the Senior Debt), to which the Subordinated Lender would be entitled, except for the provisions of this Article II, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to Agent for the benefit of the Senior Lenders for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment in full of all Senior Debt after giving effect to any concurrent payment or distribution to the Agent for the benefit of the Senior Lenders on the Senior Debt.

          (b)     Payments  in  General.  No  direct  or  indirect  payment  or
                  ---------------------
distribution by or on behalf of the Company in respect of the Subordinated Debt upon acceleration or otherwise, shall be made, and no other consideration in respect of the Subordinated Debt shall be given or received other than as permitted by Section 2.1(b) herein.

          (c)     Certain  Payments  Held  in  Trust.  In  the  event  that,
                  ----------------------------------
notwithstanding the foregoing provisions prohibiting such payment or distribution or such giving or receipt of consideration, the Subordinated Lender shall have received any payment or distribution or consideration in respect of the Subordinated Debt contrary to such provisions, then, and in such event, such payment or distribution or consideration shall be received and held in trust for the Agent for the benefit of the Senior Lenders and shall be paid over or delivered to the Agent for the benefit of the Senior Lenders for application to or as collateral for the payment or prepayment of all Senior Debt in full after giving effect to any concurrent payment or distribution to the Agent for the benefit of the Senior Lenders in respect of the Senior Debt. No amount paid by the Company to the holder or holders of the Subordinated Debt and paid over by the holder or holders of the Subordinated Debt to the holders of the Senior Debt pursuant to this Article II shall, as between the Company and the holder or holders of the Subordinated Debt, be deemed to be a payment by the Company to or on account of such Subordinated Debt.

     SECTION  2.3     RESTRICTIONS  ON ACTION BY SUBORDINATED LENDER.  Until the
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Senior  Debt  is  paid  in  full, the Subordinated Lender shall not, without the prior written consent of the Senior Lenders, take any Collection Action with respect to the Subordinated Debt.

     SECTION  2.4     MISCELLANEOUS.
                      -------------

          (a) The provisions of this Article II shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Agent or the Senior Lenders or any other recipient thereof, as the case may be, upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          (b) No failure on the part of the Agent or the Senior Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof of the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          (c) The provisions of this Article II constitute a continuing agreement and shall (i) remain in full force and effect until the Credit Agreements shall have been terminated and the Senior Debt shall have been paid in full, (ii) be binding upon the Subordinated Lender and its successors and assigns and (iii) inure to the benefit of and be enforceable by the Agent and each of the Senior Lenders and its respective successors, transferees and assigns.


                                   ARTICLE III
                                  MISCELLANEOUS

     SECTION  3.1     AMENDMENTS,  ETC.  No amendment or waiver of any provision
                      ----------------
of this Agreement or consent to any departure by the Agent, or the Subordinated Lender herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Subordinated Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment or waiver of any provision of the Notes shall in any event be effective unless the same shall be in writing and signed by the Agent.

     SECTION  3.2     ADDRESSES  FOR  NOTICES.  All  communications  and notices
                      -----------------------
provided for hereunder shall be sent by personal delivery, nationally recognized overnight courier, facsimile or certified or registered mail, to the parties hereto at their respective addresses set forth below, or to such other address with respect to any party as such party shall notify the other parties hereto in writing. All such notices and other communications shall be deemed to have been received (a) when delivered, if personally delivered or sent via facsimile, (b) one day following delivery to a nationally recognized overnight courier or (c) on the third business day following the date on which the piece of mail containing such communication is posted, if sent by certified or registered mail.

     Agent:
     -----

          Bank  of  America,  N.A.
            as  Agent  for  the  Senior  Lenders
          100  North  Tryon  Street,  17th  Floor
          Charlotte,  NC  28255
          Telecopy  No.:  (704)  388-0960
          Attention:  Mr.  Michael  J.  McKenney

     Subordinated  Lender:
     --------------------

          Computer  Sciences  Corporation
          2100  East  Grand  Avenue
          El  Segundo,  CA  90245
          Telecopy  No.:  (310)  322-9767
          Attention:  Leon  J.  Level

     Company:
     -------

          Policy  Management  Systems  Corporation
          One  PMS  Center
     Blythewood,  SC  29016
          Telecopy  No.:  803-333-6986
     Attention:  Elizabeth  Powers


     SECTION  3.2     GOVERNING  LAW.  This  Agreement shall be governed by, and
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construed  in  accordance  with,  the  internal  laws  of the State of New York.

     SECTION  3.3     COUNTERPARTS.  This  Agreement may be executed in separate
                      ------------
counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

     SECTION  3.4     ADDITIONAL  DOCUMENTS  AND  ACTIONS.  The  Agent  and  the
                      -----------------------------------
Subordinated Lender shall at any time, and from time to time, after the execution and delivery of this Agreement, promptly execute and deliver such further documents and do such further acts and things as each party reasonably may request that may be necessary in order to effect fully the purposes of this Agreement.

     SECTION  3.5     SUCCESSORS  AND  ASSIGNS.  This Agreement shall be binding
                      ------------------------
upon and inure to the benefit of the Company, the Agent, the Subordinated Lender and each other present or future holder of Subordinated Debt and their respective successors and assigns.

     IN WITNESS WHEREOF, the Agent, on behalf of the Senior Lenders, the Subordinated Lender and the Company have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         SUBORDINATED  LENDER:
                         --------------------

                              COMPUTER  SCIENCES  CORPORATIOB


                              By:  /S/  Paul  T.  Tucker
                                 -----------------------
                                   Name:     Paul  T.  Tucker
                                             ----------------
                                   Title:     Vice  President
                                              ---------------


                         AGENT:
                         -----

                              BANK OF AMERICA, N.A., as Agent for the Senior Lenders


                              By:  /S/  Michael  J.  McKenney
                                   --------------------------
                                   Name:     Michael  J.  McKenney
                                             ---------------------
                                   Title:     Managing  Director
                                              ------------------


                         COMPANY:
                         -------

                              POLICY  MANAGEMENT  SYSTEMS
                              CORPORATION


                              By/S/  Stephen  G.  Morrison
                                --------------------------
                                   Name:     Stephen  G.  Morrison
                                             ---------------------
                                   Title:  Executive  Vice  President
                                         ----------------------------